UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2005

Metal Management, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-14836	94-2835068
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 North Dearborn St., Suite 405, Chicago, Illinois		60610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 645-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 2, 2005, Metal Management, Inc. (the "Company") issued a press release announcing its financial results for the Company's first quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for any purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.

August 2, 2005	By:	/s/ Robert C. Larry

Name: Robert C. Larry
Title: Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 2, 2005 issued by Metal Management, Inc.